UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2016

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-12983 (Commission File Number)	06-1398235 (IRS Employer Identification No.)

4 Tesseneer Drive Highland Heights, Kentucky 41076-9753 (Address of principal executive offices, including zip code)

(859) 572-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On February 9, 2016, General Cable Corporation, a Delaware corporation (the “Company”), and certain of its U.S., Canadian and European subsidiaries amended the Company’s existing asset-based revolving credit facility and entered into Amendment No. 6 to Amended and Restated Credit Agreement and Limited Waiver No. 2 (“Amendment No. 6”) by and among the Company’s principal U.S. operating subsidiary General Cable Industries, Inc., a Delaware corporation, General Cable Company Ltd., a company organized under the laws of Nova Scotia, Silec Cable SAS, a French société par actions simplifiée, Norddeutsche Seekabelwerke GmbH, a limited liability company existing under the laws of Germany, Grupo General Cable Sistemas, S.L., a public limited liability company organized under the laws of Spain, the Company and those certain other subsidiaries of the Company party thereto as guarantors, the several lenders and financial institutions party thereto and JPMorgan Chase Bank, N.A., as “Administrative Agent.”
The principal purpose of Amendment No. 6 is to modify a representation and warranty to make reference to the matters concerning Thailand, India, China and Egypt described in the “Other Matters” section of our press release furnished as an exhibit to this current report on Form 8-K, and waive any defaults or events of default that existed prior to the date of Amendment No. 6 with respect to any breaches of certain representations and warranties and covenants as a result of such matters.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 6, which the Company intends to file with the Securities and Exchange Commission at a future date.
From time to time, in the ordinary course of their business, certain lenders or their affiliates have provided, and may in the future provide, financial advisory and investment banking services to the Company and its affiliates, for which they have received and may continue to receive customary fees and commissions.
Item 2.02    Results of Operations and Financial Condition.
On February 10, 2016, General Cable Corporation issued a press release announcing its financial results for the fourth quarter of 2015. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
General Cable makes reference to non-GAAP financial measures in the press release. Reconciliations of non-GAAP financial measures contained in the press release to the comparable GAAP financial measures are contained in the press release or in General Cable’s Fourth Quarter 2015 Investor Presentation available on General Cable’s website. Attached as Exhibit 99.2 and incorporated herein by reference are certain slides which are included in General Cable’s Fourth Quarter 2015 Investor Presentation and which contain such reconciliation information.
The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 10, 2016
99.2	Certain slides contained in General Cable’s Fourth Quarter 2015 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

February 10, 2016	By:	/s/ BRIAN J. ROBINSON
Brian J. Robinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 10, 2016
99.2	Certain slides contained in General Cable’s Fourth Quarter 2015 Investor Presentation